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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
PACIFIC CAPITAL BANCORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1021 Anacapa Street
 Post Office Box 60839
Santa Barbara, CA 93160-0839

Dear Fellow Shareholder:

            Please accept this invitation to attend our 2003 Annual Shareholders' Meeting, which will be held Tuesday, April 22, 2003, at 10:00 a.m. at the Lobero Theatre, 33 East Canon Perdido, Santa Barbara, CA.

            Our agenda will include the election of 12 directors and ratification of the board's selection of our independent accountants. We will also take this opportunity to provide you with a report on our 2002 performance and to answer any questions you might have about the Company's past performance or our future plans. Included with this proxy statement is the Company's Form 10-K for the year 2002.

            In our continued efforts to make it easier for shareholders to vote, we are offering the convenience of telephone voting again this year. Easy-to-follow telephone voting instructions are included on your proxy card, and we encourage you to take advantage of this convenient, cost effective way to vote.

            Please accept our thanks for your continued confidence in our Company. We look forward to seeing you at the meeting.

Sincerely,

David W. Spainhour Chairman of the Board

William S. Thomas, Jr. President & Chief Executive Officer

Table of Contents

NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS	1
PROXY STATEMENT
Questions and Answers	2
Proposals to be Voted Upon	5
Board of Directors	6
Board and Committee Meetings	9
Compensation Committee Interlocks	10
Director Compensation	10
Executive Officers	11
Beneficial Ownership Table	12
Executive Compensation	13
Summary Compensation Table	13
Key Employee Retiree Health Plan	14
Management Retention Plan	14
Deferred Compensation Plan	14
Option Grants Table	15
Aggregated Option Exercises in Last Fiscal Year and FY-End Options Values Table	16
Performance Graph	17
Report of the Governance and Compensation Committee	18
Report of the Audit Committee	18
Other Information	19
Certain Transactions	19
Section 16(a) Beneficial Ownership Reporting Compliance	19
Submission of Shareholder Proposals	20
Director Nominations	20
Solicitation Expenses	20
Financial Materials	20
Exhibit A – Audit Committee Charter	22
FORM 10-K	Begins after page 25

1021 Anacapa Street
 P. 0. Box 60839
Santa Barbara, CA 93160-0839

Notice of the 2003 Annual Meeting of Shareholders

Date and Time:	Tuesday, April 22, 2003, at 10:00 a.m.
Place:	Lobero Theatre, 33 East Canon Perdido, Santa Barbara, California
Proposals to be Voted on:	1.	Election of 12 directors, each for a term of one year;
	2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants; and
	3.	Any other business properly brought before the meeting.
Record Date:	February 21, 2003
List of Shareholders:
During ordinary business hours on the ten days prior to the date of the meeting, a list of shareholders entitled to vote at the meeting will be available in the Secretary's office at the Company's headquarters for inspection by shareholders for any purpose related to the meeting.
Mailing Date:
The proxy materials are being distributed to our shareholders on or about March 14, 2003, and include this Notice of Shareholders Meeting, Proxy Statement, proxy and/or voting instruction card, 2002 Form 10-K, and 2002 Annual Report.
By Order of the Board of Directors

Jay D. Smith Corporate Secretary

Questions and Answers

Q:
Who is entitled to vote?

A:
Shareholders who own Company stock as of the close of business on February 21, 2003 (the Record Date) may attend and vote at the annual meeting. Each share is entitled to one vote with respect to each matter considered at the annual meeting. There were 34,512,117 shares of our stock outstanding on the Record Date.

Q:
Who is soliciting my vote?

A:
Your Board of Directors is soliciting your proxy to vote your shares at the annual meeting.

Q:
What is the proxy card?

A:
The proxy card enables you to appoint David W. Spainhour, William S. Thomas, Jr. and Jay D. Smith as your representatives at the annual meeting. By completing and returning the proxy card (or voting by telephone) you are authorizing them to vote your shares at the meeting as you instructed on your proxy card or by telephone. This way, your shares will be voted whether or not you attend the meeting.

  If a proposal comes up for vote at the meeting that is not on the proxy card, Messrs. Spainhour, Thomas and Smith will vote your shares, under your proxy, according to their best judgment.

Q:
What am I voting on?

A:
You are voting on:

•
The election of 12 directors (Edward E. Birch, Richard M. Davis, Richard S. Hambleton, Jr., Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Gerald T. McCullough, Richard A. Nightingale, Kathy J. Odell, David W. Spainhour and William S. Thomas, Jr.); and

•
Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as our independent accountants for 2003.

  See the section entitled "Proposals To Be Voted Upon" for more information.

Q:
How do I vote?

A:
You may vote by mail. Mark your choices on the enclosed proxy card and sign, date and return it in the enclosed self-addressed envelope. If you sign your proxy card but do not make any selections, your shares will be voted:

•
For the 12 named nominees for directors; and

•
For the ratification of the board's selection of the independent accountants.

  You may vote by telephone. Follow the "Vote by Telephone" instructions that came with your proxy card. If you vote by telephone, you do not have to mail in your proxy card.

  You may vote in person at the meeting. We will pass out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them in an account at a brokerage firm.

Q:
What does it mean if I get more than one proxy card?

A:
Your shares are probably registered differently or are in more than one account. Vote all proxy cards received to ensure that all your shares are voted.

  Unless you need multiple accounts for specific purposes, we recommend that you consolidate as many of your accounts as possible under the same name and address. If the shares are registered in your name, contact our transfer agent, Mellon Investor Services (800-522-6645); otherwise, contact your brokerage firm.

Q:
How do I revoke my proxy?

A:
You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•
signing another proxy with a later date;

•
voting by telephone (your latest vote is counted); or

•
voting at the meeting.

Q:
Will my shares be voted if I do not return my proxy card?

A:
If your shares are held in your name, they will not be voted at the meeting unless you either complete and submit a proxy, vote by telephone or attend the meeting and vote in person.

  If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Under NASD rules, brokerage firms have authority to vote customers' unvoted shares on "routine" matters. We have determined that our proposals are routine matters.

  If you do not give a proxy to vote your shares, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

  You may have granted to your stockbroker discretionary voting authority over your account. Depending on the terms of your agreement with your stockbroker, the firm may be able to vote your shares. We encourage you to provide instructions to your brokerage firm on how to vote your shares. This ensures your shares will be voted at the meeting.

Q:
How many shares must be present to hold the meeting?

A:
To hold the meeting and conduct business, a majority of our shares outstanding as of February 21, 2003, must be present at the meeting. This is called a quorum.

  Shares are counted as present at the meeting if the shareholder:

  •
  is present and votes in person at the meeting,

  •
  has properly submitted a proxy card, or

  •
  has voted by telephone.

Q:
What vote is required to approve the proposals?

A:
If a quorum is present at the Annual Meeting:

•
The 12 nominees receiving the highest number of votes properly cast FOR the directors will be elected directors. This number is called a plurality.

•
The proposal to ratify the board's selection of the independent accountants must receive the affirmative vote of a majority of the shares entitled to vote, represented in person or by proxy, but not less than a majority of the shares required for a quorum.

Q:
How are abstentions and broker non-votes treated?

A:
Abstentions and broker non-votes will be counted for purposes of satisfying the quorum requirement. Abstentions will be counted as voting shares and will have the effect of a vote "against" the proposals. Broker non-votes will not be counted as shares voting on the proposals.

Q:
What happens if a nominee is unable to stand for election?

A:
The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have completed and returned your proxy card, Messrs. Spainhour, Thomas and Smith can vote your shares for a substitute nominee. They cannot vote for more than 12 nominees.

Q:
How are votes counted?

A:
On the proposal to elect directors, you may vote "for" each nominee, vote "for" all nominees (except as marked), or "withhold" your vote from all nominees. On the proposal to ratify the independent accountants, you may vote "for," "against" or "abstain." If you abstain from voting, it has the same effect as a "no" vote.

  If you give your proxy without voting instructions, your shares will be counted as a vote for each nominee and for the ratification of the accountants.

  Voting results are tabulated and certified by our transfer agent, Mellon Investor Services.

Q:
Is my vote kept confidential?

A:
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:
Where do I find the voting results of the meeting?

A:
We will announce preliminary voting results at the meeting. Final results will be published in our quarterly report on Form 10-Q for the second quarter of 2003. We will file that report with the Securities and Exchange Commission. You may obtain a copy on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov or through our website at www.pcbancorp.com. You may also call the Company at 805-564-6405 and request a copy.

Proposals to be Voted Upon

1. Election of Directors

             Nominees for election this year are: Edward E. Birch, Richard M. Davis, Richard S. Hambleton, Jr., Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Gerald T. McCullough, Richard A. Nightingale, Kathy J. Odell, David W. Spainhour and William S. Thomas, Jr.

            Each nominee is currently a director of the Company, and all of the nominees have consented to serve a one-year term.

The Board recommends a vote FOR these nominees.

2. Shareholder Ratification of the Board of Directors' Selection of Independent Accountants

            The firm of PricewaterhouseCoopers LLP ("PWC") has served as independent certified public accountants for the Company and its subsidiaries since May 13, 2002. Prior to March 29, 2002, Arthur Andersen LLP ("Andersen") served as our independent accountants.

            Information Relating to Previous Auditor ("Andersen"). On March 29, 2002, the Board of Directors of Pacific Capital Bancorp rescinded its earlier decision to engage Andersen as independent public accountants for the year 2002. The decision not to renew the engagement of Andersen as independent public accountants was made by the Board of Directors following the recommendation of its Audit Committee. Andersen's report on the Company's 2001 financial statements was filed with the Securities and Exchange Commission on March 15, 2002 in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

            During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 29, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

            None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through March 29, 2002.

            The audit reports of Andersen on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            Selection of Current Auditor (PWC). Your Board has selected the firm of PWC as our independent accountants for calendar year 2003. Representatives of PWC will be present at the meeting and will have the opportunity to make a statement and to answer questions.

            Audit services performed by PWC for the year ended December 31, 2002 consisted of:

  •
  Examination of the Company's financial statements and those of our employee benefit plans,

  •
  Certain services related to filings with the Securities and Exchange Commission, and

  •
  Consultation on matters related to accounting and financial reporting.

            For a further discussion on the services provided by our accountants, please see the Audit Committee Report on page 19.

The Board recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

Board of Directors

Edward E. Birch

Director since 1983
Governance and Compensation Committee Chairman, Executive Committee Member

Dr. Birch, age 64, retired in 2001 from his position as Executive Vice President for Westmont College in Santa Barbara, California. Formerly, he was Vice Chancellor of the University of California at Santa Barbara from 1976 until his retirement in 1993. He currently serves as President/CEO of the Mosher Foundation, and is involved in a number of civic and community organizations, including Cottage Hospital, the Westmont College Foundation and the Community Arts Music Association (CAMA).

Richard M. Davis

Director since 1984
Audit and Trust Oversight Committees Member

Mr. Davis, age 68, is a retired business executive from Verizon Communications (formerly GTE). He is a past Chairman of the Board of Directors of Santa Barbara Cottage Hospital, a past Chairman of the Santa Barbara Chamber of Commerce, and a past Chairman of the Board of United Way of Santa Barbara.

Richard S. Hambleton, Jr.

Director since 2001
Chairman of the Trust Oversight Committee

Mr. Hambleton, age 54, joined Hoffman, Vance & Worthington in 1976 as Management Associate and became a partner of the firm in 1979. Hoffman, Vance & Worthington manages agricultural and commercial property in Ventura and Santa Barbara Counties. His professional associations include the Agricultural Leadership Associates and Founder and President of Ventura Maritime Foundation. Mr. Hambleton is a director of Ventura Pacific Company.

Dale E. Hanst

Director since 1983
Governance and Compensation Committee Member

Mr. Hanst, age 71, is a retired attorney. He was of counsel to the law firm of Reicker, Clough, Pfau & Pyle LLP and was formerly a senior partner in the law firm of Schramm & Raddue, having started with the firm in 1960. He was President of the State Bar of California in 1984 and served on the California Commission on Judicial Performance from 1984 to 1988. Mr. Hanst is a past President of the Santa Barbara Zoological Society.

D. Vernon Horton

Director since 1998
Executive Committee Member

Mr. Horton, age 63, is Vice Chairman of the Company and of Pacific Capital Bank, N.A., the Company's principal operating subsidiary and Chairman of First National Bank of Central California, a division of Pacific Capital Bank, N.A. His banking career began in 1964 with Valley National Bank in Salinas, California in various capacities including lending, operations, and business development. He serves as a director of Cherry's Jubilee and the California Rodeo Association.

Roger C. Knopf

Director since 1998
Audit and Governance and Compensation Committees Member

Mr. Knopf, age 62, is the President of Knopf Construction, Inc., a general building construction company located in Morgan Hill since 1976. He was a founding director (1983) and past Chairman of South Valley National Bank, a division of Pacific Capital Bank, N.A. Mr. Knopf is a past President of the Santa Clara County Landowners Association and the Morgan Hill Rotary Club. He has served on many County of Santa Clara, City of Morgan Hill, and Morgan Hill Unified School District committees. Presently, he is Chairman of the Board of San Jose Medical Center and Regional Medical Center of San Jose.

Clayton C. Larson

Director since 1998
Executive Committee Member

Mr. Larson, age 56, is a Vice Chairman of the Company and of Pacific Capital Bank, N.A. and President and a principal Founder of First National Bank of Central California, a division of Pacific Capital Bank, N.A. Mr. Larson's banking career began in 1972 when he joined Valley National Bank, Salinas, California. He attained the position of Senior Vice President/Branch Administrator and was a director of that bank. He is currently serving as Chairman of the Board of Trustees for Community Hospital of the Monterey Peninsula. He serves on the Advisory Boards for Leadership Monterey Peninsula, Legal Services for Seniors and the Monterey Peninsula Chamber of Commerce.

Gerald T. McCullough

Director since 2001
Trust Oversight Committee

Mr. McCullough, age 67, has been a general contractor and developer in Hollister since 1966. He serves as a director of the YMCA of San Benito County. He has served as President of the Junior Chamber of Commerce, a director and President of the San Benito County Chamber of Commerce, President of the Hollister Elementary School Board, President of the Hollister Medical Foundation, President of the Hollister Rotary Club, and past District Governor of Rotary International.

Richard A. Nightingale

Director since 2000
Audit Committee Chairman and Executive Committee Member

Mr. Nightingale, age 55, is President and Board Chairman of Damitz, Brooks, Nightingale, Turner & Morrisset, Certified Public Accountants and Consultants. He began his accounting career in 1971 and in 1973 joined the Santa Barbara office of the international accounting firm of Arthur Andersen & Co. Mr. Nightingale was certified in 1976 and was promoted to Tax Manager in 1977. In 1982, he joined Earl Damitz and Thomas Brooks to form the current firm. He is President of the Board of Directors of United Way of Santa Barbara.

Kathy J. Odell

Director since 1999
Governance and Compensation Committee Member

Ms. Odell, age 57, is an entrepreneur and CEO of Inogen, Inc. a manufacturer of respiratory devices for the home healthcare market. She was formerly the Vice President of Enterprise Services for Agility Communications, Inc., and the Chief Operating Officer of Karl Storz Imaging, Inc., which she co-founded in 1985 as Medical Concepts, Inc. Ms. Odell is active in promoting entrepreneurial growth in the Santa Barbara area, serving on the board of the Center for Entrepreneurship and Engineering Management at the University of California at Santa Barbara. Additionally, she serves on the boards of EpiGenX Pharmaceuticals and RVM Scientific, Inc. She is a member of the Advisory Council of the College of Engineering, University of California, Santa Barbara.

David W. Spainhour

Director since 1974
Executive Committee Chairman

Mr. Spainhour, age 71, is Chairman of the Company and of Pacific Capital Bank, N.A. He served as President and CEO of Santa Barbara Bank & Trust, predecessor of Pacific Capital Bank, N.A., until being named Chairman in 1996. Mr. Spainhour joined Santa Barbara Bank & Trust in 1966 as Controller. He serves on a number of civic and charitable boards, including Westmont College, Santa Barbara Partners in Education, United Way of Santa Barbara County, Channel City Club, and Covenant Benevolent Institutions.

William S. Thomas, Jr.

Director since 1995
Executive Committee Member

Mr. Thomas, age 59, is President and Chief Executive Officer of the Company and Pacific Capital Bank, N.A. Mr. Thomas joined Santa Barbara Bank & Trust in 1994 as Manager of the Trust and Investment Services Division. Prior to joining the Company, he held senior management positions with Security Pacific National Bank and Bank of America. He is a member of the Board of Directors of the Santa Barbara Museum of Art, United Way of Santa Barbara, Santa Barbara Partners in Education and El Adobe Corporation. He chairs the Fighting Back Task Force of the Council on Alcoholism and Drug Abuse and is a member of the University of California Santa Barbara Foundation Board of Trustees.

All Pacific Capital Bancorp directors serve as board members of Pacific Capital Bank, N.A.

Board and Committee Meetings

            The Board held 10 meetings in 2002, and each director attended at least 75% of all Board and Committee meetings. The table below describes the Board's committees and their functions.

Name of Committee and Members	Functions of the Committee	Number of Meetings Held

Audit	• Selects the Company's independent auditor, which reports directly to the Audit Committee.	12
Richard A. Nightingale, Chairman Richard M. Davis Roger C. Knopf	• Reads and discusses financial reports and the annual audited financial statements with management and the independent auditor.
Advisory Members Samuel Edwards* Mary Lou Splittorf*
• Reviews with management and the independent auditor their assessments of the adequacy of internal controls, financial risk exposures and management's handling of identified material weaknesses and reportable conditions of internal controls.
All members are independent directors	• Reviews with management the results of all regulatory Reports of Examination and provides oversight of the work plan.
• Oversees the Internal Audit Department and the audits and loan reviews performed under its auspices.
• Reports the results of its work to the Board.

Executive	• Limited powers to act on behalf of the Board whenever the Board is not in session.	none
David W. Spainhour, Chairman Edward E. Birch D. Vernon Horton Clayton C. Larson Richard M. Nightingale William S. Thomas, Jr. Richard S. Hambleton, Jr.		Meets only as needed and acts only by unanimous vote

Governance and Compensation	• The primary functions of this committee are nomination, corporate governance and compensation.	7
Edward E. Birch, Chairman Dale E. Hanst Roger C. Knopf	• Reviews and recommends director candidates.
Kathy J. Odell All members are independent directors	• Provides counsel to the full Board concerning Board organization, membership and function; committee structure and membership; and succession planning for executive management.

Name of Committee and Members	Functions of the Committee	Number of Meetings Held

Governance and Compensation	• Reviews the Company's stated compensation strategy to ensure that management is rewarded appropriately; determines the individual elements of total compensation for the CEO; approves the individual elements of total compensation for senior management; and administers the executive incentive compensation program, including the annual- and long-term incentive plans.
• Acts as the committee for administration of the Company's stock option plans.

Trust Oversight	• Performs oversight functions for the trust activities of the Company.	4
Richard S. Hambleton, Jr., Chairman Gerald T. McCullough Richard M. Davis	• Makes periodic reports to the Board regarding matters affecting trust activities.
Advisory Members* Frank Barranco Terrill Cox Gene DiCicco William Doolittle

*
Non-employee Regional Community Bank Board members of either Santa Barbara Bank & Trust or First National Bank, divisions of Pacific Capital Bank, N.A.

Compensation Committee Interlocks

  •
  No member of the Governance and Compensation Committee is an officer, former officer, or employee of ours nor has any member entered into any transaction with the Company where the amount exceeds $60,000;

  •
  No executive officers of the Company had any interlocking relationship with any other for-profit entity during 2002, including serving on the compensation committee or serving as a director of any other entity;

  •
  None of the members serve as directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of, 1934 or any investment company registered under the Investment Company Act of 1940.

Director Compensation

            We do not pay directors who are also officers of the Company additional compensation for their services as directors. During 2002, compensation for non-employee directors included the following:

  •
  $20,000 annual fee;

  •
  $750 for each board meeting attended;

  •
  $4,000 for chairing a committee;

  •
  Reimbursement for out-of-pocket expenses.

            Total fees paid to directors in 2002 were $264,250.

            On January 22, 2002, each director received a stock option grant of 4,000 shares at an exercise price of $20.55. The options become fully vested six months from date of grant and have a term of five years from date of grant. The options are subject to the terms and conditions of the Pacific Capital Bancorp, Amended and Restated, 1996 Directors Stock Plan.

Executive Officers

Donald E. Barry

Mr. Barry, 63, is Vice Chairman of Pacific Capital Bank, N.A. He oversees the Company's Commercial Banking Group, which includes Commercial Real Estate and International Banking; Wealth Management Services, which includes Private Banking Relationship Management and Trust & Investment Services; and the Enterprise Sales Group. Prior to joining the Company in 1995, Mr. Barry held senior management level positions at Chase Manhattan, Security Pacific and Citibank. He is currently Chairman of the Advisory Board of the Santa Barbara Chapter of the Salvation Army, and serves on the board of directors of the Santa Barbara Chamber Orchestra.

Frederick W. Clough

Mr. Clough, age 59, is Senior Vice President and General Counsel. Prior to joining the Company in 2001, Mr. Clough was the Managing Partner of the Santa Barbara law firm of Reicker, Clough, Pfau, Pyle, McRoy & Herman, LLP, which he and his partners established in July 1996. He was also a partner with the law firm of Schramm & Raddue. Mr. Clough is president of the Board of Directors of the Santa Barbara Zoo and a member of the board of C.A.L.M.

Dale Diederick

Mr. Diederick, age 53, is Senior Vice President and Chief Credit Officer. He was among the original group who established First National Bank of Central California in 1983, with full responsibility for organizing the bank's lending and credit activities.

William J. Grimm

Mr. Grimm, age 59, is Executive Vice President and Chief Information Officer of the Company. Prior to joining the Company in 2000, he served as President of Sigma Technology Partners, Inc. in Princeton, New Jersey, a consulting and systems integration firm focused on the financial services industry.

Donald Lafler

Mr. Lafler, age 56, is Executive Vice President and Chief Financial Officer of the Company and of Pacific Capital Bank, N.A. From 1987 to 1995, he served as Vice President and Principal Accounting Officer of the Company and Santa Barbara Bank & Trust. He is a director of the Santa Barbara Chamber Orchestra Society and the Council on Alcoholism and Drug Abuse.

Sherrell Reefer

Ms. Reefer, age 53, is Senior Vice President and Director of the Human Resources Department of the Company. Prior to this appointment in 2001, she was Vice President, Compensation and Compliance Manager in the Company's Human Resources Department. From 1978 to 1994, she was Director of Human Resources of California-based Applied Magnetics Corporation, an international manufacturer of computer peripherals.

Perry N. Ritenour

Mr. Ritenour, age 58, is Executive Vice President and Chief Risk Officer for the Company. Prior to joining the Company in 1995, he worked for City National Bank in Los Angeles for three years as a Senior Vice President in credit and as the General Manager of the bank's international division. He serves as a director of the Santa Barbara Symphony and the Santa Barbara Chamber of Commerce.

Beneficial Ownership Table

            All information in the beneficial ownership chart is as of February 21, 2003 and includes share ownership for our directors and each executive officer named in the Summary Compensation Table included later in this Proxy Statement. All numbers have been adjusted for the 4-for-3 stock split paid on June 11, 2002 to shareholders of record on May 21, 2002. The table also shows the number of shares beneficially owned by all directors and executive officers as a group and owners of more than 5 percent of our outstanding common stock.

Name	Number of Shares Owned(1)	Right to Acquire Shares(2)	Percent of Outstanding Shares(3)

Pacific Capital Bank, N.A. Trustee of the Pacific Capital Bancorp Employee Stock Ownership Plan & Trust	1,751,098	—	5.1%

Donald E. Barry	49,418	39,686	*
Edward E. Birch	16,695	25,431	*
Richard M. Davis	18,600	0	*
William J. Grimm	118	21,333	*
Richard S. Hambleton, Jr.	3,471	4,000	*
Dale E. Hanst	67,786	37,730	*
D. Vernon Horton	103,177	58,667	*
Roger C. Knopf	302,718	33,756	1%
Clayton C. Larson	191,116	58,667	*
Gerald T. McCullough	100,265	7,333	*
Richard A. Nightingale	5,912	13,334	*
Kathy J. Odell	1,067	8,267	*
David W. Spainhour	556,635	2,666	1.6%
William S. Thomas, Jr.	96,761	113,084	*
Directors and Executive Officers as a Group (19 persons)	1,604,244	531,092	6.2%

*
Less than 1%

(1)
Unless otherwise indicated in the footnotes, includes shares for which the named person:

•
has sole voting and investment power,

•
has shared voting and investment power with his or her spouse, or

•
holds in an account under the Company's Employee Stock Ownership Plan ("ESOP")

(2)
Includes stock acquirable by exercise of stock options exercisable within 60 days following February 21, 2003.

(3)
Percentages are stated to include exercisable stock options.

Executive Compensation

Summary Compensation Table
(as of December 31, 2002)

            This table shows the annual and long-term compensation for the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Named Officers").

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1) (Dollars)	Bonus(2) (Dollars)	Other Annual Compensation(3) (Dollars)	Securities Underlying Options(4) (Number)	All Other Compensation(5) (Dollars)
David W. Spainhour Chairman, Pacific Capital Bancorp and Pacific Capital Bank, N.A.	2002 2001 2000	$180,425 203,932 203,171	$170,000 135,000 200,000	$247,194 68,106 29,086	59,335 — —	$59,410 57,316 50,314
William S. Thomas, Jr. President & Chief Executive Officer, Pacific Capital Bancorp & Pacific Capital Bank, N.A.	2002 2001 2000	300,080 295,995 275,010	350,000 200,000 300,000	6,201 588,766 1,043,149	26,667 11,549 21,018	12,076 11,878 9,402
Clayton C. Larson Vice Chairman, Pacific Capital Bancorp President, First National Bank	2002 2001 2000	381,371 366,770 351,661	170,000 100,000 150,000	8,523 7,516 8,964	13,333 — —	25,953 26,256 20,964
Donald E. Barry Vice Chairman, Pacific Capital Bank, N.A.	2002 2001 2000	215,063 201,997 173,007	140,000 100,000 130,000	6,111 6,026 209,568	13,333 — 5,763	11,282 11,207 9,172
William J. Grimm Executive Vice President and Chief Information Officer Pacific Capital Bancorp	2002 2001 2000	220,834 165,000 75,000	160,000 100,000 108,600	5,283 1,680 70	20,000 — —	11,623 10,717 1,136

(1)
Includes salary continuation payments for Mr. Larson of $132,282 resulting from an employment contract entered into with the former Pacific Capital Bancorp. Payments will expire in 2013. Also included in this column are amounts of salary and bonus deferred pursuant to our 401(k) and Deferred Compensation Plans.

(2)
Amounts in this column represent bonuses awarded by the Company's Governance and Compensation Committee upon evaluation of performance during fiscal years 2002, 2001 and 2000, respectively, but paid during fiscal years 2003, 2002 and 2001, respectively. Please refer to the Report of the Governance and Compensation Committee for additional information.

(3)
Includes insurance premiums (other than term insurance) paid on behalf of the Named Officers. Amounts for Mr. Spainhour in 2002 include $242,139, which represents the difference between the grant price for stock options purchased and the fair market value of the options at the date of exercise.

(4)
Please see the Option Grants Table for a detailed explanation.

(5)
Includes ESOP cash contributions and dividends paid on ESOP shares, term life insurance premiums, and amounts contributed by the Company on behalf of the Named Officers to our Incentive & Investment and Salary Savings Plan (a defined contribution profit sharing plan which includes 401(k) savings and matching contribution features). Discretionary contributions are allocated among Plan participants ratably based on their relative compensation levels. Under the 401(k) savings feature, we match $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $0.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation.

				ESOP Share Allocations
	I & I Discretionary Contributions	401(k) Matching Contributions	ESOP Cash Contributions and Dividends	No. of Shares Allocated in 2002	Total Shares Allocated as of 12/31/02	Term Life Insurance Premiums

David W Spainhour	$2,034	$7,616	$50,504	77	70,278	$1,290
William S. Thomas, Jr.	2,034	9,150	2,506	77	2,752	420
Clayton C. Larson	2,034	7,133	16,082	77	20,393	2,738
Donald E. Barry	2,034	7,157	3,621	77	2,333	504
William J. Grimm	2,034	6,778	2,107	77	118	2,738

Key Employee Retiree Health Plan

The Key Employee Retiree Health Plan is maintained for the benefit of the Named Officers and other "key" employees and was originally adopted on December 29, 1992 and amended and restated in 1998. This is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, the Company paid no amounts to them during 2002, nor were any amounts contributed to the Plan. A similar program, which is funded, is maintained for all of our other employees.

Additionally, the Key Employee Retiree Health Plan provides for the continuation of benefits under certain circumstances following a change in control of the Company.

Management Retention Plan

The Named Officers, and other officers selected by the Board of Directors, are eligible to participate in our Management Retention Plan, which provides severance compensation if their employment is terminated following certain "change in control" provisions in the plan. Disinterested members of the Board of Directors approved the Retention Plan in 1998 and amended it in 1999. In order to receive benefits under this plan, the participant must be terminated involuntarily without cause or be constructively terminated within 24 months following a change in control.

The amount of severance benefits payable to a participant is an amount equal to a specified percentage of the person's average annual compensation. The severance percentage varies from 200% of the average annual compensation for the Chairman of the Board of the Company and seven other officers to 100% of the average annual compensation for officers in other salary grades. An officer's average annual compensation generally is an amount equal to the average of the officer's annual cash salary, bonus and commissions payable for each of the three fiscal years ended immediately prior to the termination of the officer's employment.

Deferred Compensation Plan

This plan allows the Named Officers and other selected officers to save pre-tax dollars in a tax-deferred investment program. Participants may defer up to 100% of their annual salary and up to 100% of their commission and/or bonus. Participants elect a future date when they would like to have the deferrals distributed to them. The distribution does not have to occur at termination or retirement — participants have the option to elect a distribution date that occurs while they are still employed. Taxes are due upon distribution.

Option Grants Table
(as of December 31, 2002)

			% of Total Options Granted to Employees in Fiscal 2002
	Number of Securities Underlying Options Grants in 2002(1)(2)			Exercise Price $(per share)(3)	Expiration Date
						Grant Date Present Value(2) $
Name			Individual Grants

David W. Spainhour	13,333 19,747 21,871 2,299 2,085	* * * *	2.15 3.18 3.53 0.37 0.34%	$20.5500 26.1308 26.1375 26.2900 26.2900	1/22/2012 5/3/2007 5/6/2007 12/2/2007 12/3/2007	$59,332 116,310 128,820 13,518 12,260
William S. Thomas, Jr.	26,667		4.29	20.5500	1/22/2012	118,668
Clayton C. Larson	13,333		2.15	20.5500	1/22/2012	59,332
Donald E. Barry	13,333		2.15	20.5500	1/22/2012	59,332
William J. Grimm	20,000		3.22	20.5500	1/22/2012	89,000

* reload grant

(1)
Option grants were made pursuant to the 1992 Restricted Stock Plan (which expired January 29, 2002) or the 2002 Stock Plan and are administered by the Governance and Compensation Committee. Except for reload options, options vest over a ten-year period at the rate of 20% at six months and 20% on each anniversary thereafter.

  A "reload" option is granted when someone exercises a stock option by tendering stock already owned. The number of shares granted is equal to the number of shares tendered in payment of the option exercise price. The amount paid through the tender of shares is equal to the fair market value of the Company's stock as of the date the shares are tendered. Reload options vest and first become exercisable one year following grant. There are also certain restrictions on reload options which are described in the Company's stock option plans.

(2)
Values are based on a binomial pricing model adapted for use in valuing executive stock options. The actual value a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by a Named Officer will be at or near the value estimated by the binomial model. Estimated values are based on certain assumptions as to variables, such as interest rates, stock price volatility and future dividend yield. Calculations for the present value of the options are based on the expected term of four years, a risk-free rate of return ranging from 2.46% to 4.51%, an annual dividend yield ranging from 2.48% to 3.31%, and stock price volatility of 22.34%.

(3)
The number of shares and exercise prices have been adjusted to reflect the Company's 4-for-3 stock split paid on June 11, 2002.

Aggregated Option Exercises in Last Fiscal Year
and FY-End Options Values Table

This table shows stock options exercises and the value of unexercised and exercised stock options held by the Named Officers during the last fiscal year.

	Shares Acquired on Exercise	Value Realized (1) ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

			Number of Shares Underlying Unexercised Options at FY02 Year- end (#)(3)		Value of Unexercised in-the-Money Options at FY02 Year-End ($)(2)(3)

David W. Spainhour	55,265	$242,139	2,666	56,668	$10,398	$31,200
William S. Thomas, Jr.	0	0	113,084	18,667	611,444	67,174
Clayton C. Larson	0	0	58,667	10,667	677,994	35,974
Donald E. Barry	0	0	39,686	9,333	265,297	33,822
William J. Grimm	0	0	21,333	25,333	89,451	100,866

(1)
This value represents the difference between the aggregate market value, on the date of exercise, of the shares acquired and the aggregate option price of the shares.

(2)
The values shown in these columns represent the aggregate amount, if any, by which the market value of our common stock on December 31, 2002 ($25.45) exceeds the exercise price of each of the unexercised stock options held by the named individuals, multiplied by the number of shares issuable upon the exercise of each stock option. This value has not been, and may never be, realized. The actual value, if any, realized by the named individual upon the sale of the shares issued upon the exercise of the stock option will depend upon the price at which the shares are sold.

(3)
The number of shares and exercise prices have been adjusted to reflect the Company's 4-for-3 stock split paid on June 11, 2002.

Performance Graph

The following graph shows a five-year comparison of cumulative total returns for our common stock, the Standard & Poor's 500 Stock Index and SNL Banks (Western) Index, each of which assumes an initial value of $100 and reinvestment of dividends.

Total Return Performance

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Pacific Capital Bancorp	100.00	111.81	137.02	129.07	131.56	165.39
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
SNL Western Bank Index	100.00	102.46	105.90	140.20	122.60	134.14

Report of the Governance and Compensation Committee Report

The Governance and Compensation Committee is composed of independent, outside directors Edward E. Birch, Dale E. Hanst. Roger C. Knopf and Kathy J. Odell. This Committee has overall responsibility for the Company's executive compensation policies and practices, corporate governance, and for recommending director candidates to the Board. The Committee's functions include:

  •
  Reviewing the Company's stated compensation strategy to ensure that management is rewarded appropriately; determining the individual elements of total compensation for the CEO; and approving the individual elements of total compensation for senior management.

  •
  Providing counsel to the full Board concerning Board organization, membership and function; committee structure and membership; succession planning for executive management; and other matters involving corporate governance.

  •
  Administering the executive incentive compensation program, including the annual- and long-term incentive plans.

  •
  Reviewing and recommending director candidates;

  •
  Facilitating an annual board evaluation.

Compensation Philosophy

One of the primary functions of this Committee is to ensure that the Chief Executive Officer and other senior executive officers are compensated in a manner consistent with the Company's stated compensation strategy. In doing so, it considers internal equity considerations, competitive practices, and the requirements of the appropriate regulatory bodies. The Company's stated compensation strategy is to provide a competitive total compensation program, pay fair market wages and provide incentive and recognition programs to reward employees for the attainment of the annual business objectives.

There are three key elements to the Company's compensation program for executives:

  •
  Base salary

  •
  Performance-based annual bonus

  •
  Periodic grants of stock options

The Committee believes that this three-part program best serves the interests of the Company and its shareholders. This program allows us to be competitive within the industry, ensures retention of our high quality executive officers, and maintains a "team approach" to management. At the same time, it advances both the short- and long-term interests of shareholders.

Base Salary

In determining base salary levels of the CEO and other executive officers, compensation decisions are based upon internal equity and competitive market practices. In addition, the Committee considers compensation levels of peer group companies, using such references as:

  •
  the State Department of Financial Institutions Executive Officer Compensation Survey,

  •
  the Survey of Executive Compensation of California Independent Banks, and

  •
  other relevant surveys prepared by industry consultants.

Particular focus for compensation is on independent community banks of similar performance and asset size.

Annual Bonus

The annual bonus program for the CEO and other senior executive officers permits annual recognition of individual performance. The Committee bases its bonus recommendations on:

  •
  specific performance as matched against individual and strategic goals for the Company;

  •
  the Company's overall performance for the period as measured by its profitability and its capital levels;

  •
  the Company's performance relative to the industry in terms of returns on assets and equity and;

  •
  the Company's problem asset levels, its loan production, the quality of its asset liability management, and its regulatory compliance.

The CEO's Compensation

In reviewing the 2002 compensation of William S. Thomas, Jr., the Company's Chief Executive Officer, the Committee undertook the same evaluation set forth above with respect to executive officers. Mr. Thomas' base salary, which is reviewed on a yearly basis, is considered to be reasonable and competitive based on published compensation surveys and other publicly available compensation information. In considering his bonus, the Committee considered his performance along with the Company's earnings for 2002. Data concerning individual compensation history, executive compensation survey data and comparative information concerning performance was provided to the Committee.

Comparison of Prior Bonuses and Company Performance

In 2000, net income was $51,456,000, or $1.45 per diluted share, and executive officers' bonuses were $1,381,675, all of which was paid in 2001. In 2001, net income was $56,111,000, or $1.58 per diluted share. Executive officers' bonuses were $940,000, all of which were paid in 2002. In 2002, net income was $74,851,000, or $2.14 per diluted share. Executive officers' bonuses were $1,525,000, all of which were paid in 2003. The net income per share price for 2000 and 2001 has been adjusted to reflect the June 2002 4-for-3 stock split.

Stock Options

The final component of executive compensation is stock options, which are granted periodically to members of the executive group. Stock options are used primarily to provide longer-range incentives to the executives to ensure long-term commitment. The Governance and Compensation Committee approves grants of stock options and acts as the stock option committee for our stock option plans. The Committee also approves stock option grants to other officers from time to time.

In 2002, the Committee approved stock option awards for the CEO and the Named Officers as disclosed in the Stock Option Grants Table on page 15. Grants were made to other officers within the bank as well.

Pacific Capital Bancorp
Governance and Compensation Committee

Edward E. Birch, Chairman
Dale E. Hanst
Roger C. Knopf
Kathy J. Odell

Report of the Audit Committee

The Audit Committee is comprised of three independent directors and two independent non-voting advisory members, and operates under a written charter approved by the Board of Directors. The Audit Committee Charter (Exhibit A to this proxy statement) has been revised to include requirements of the Securities and Exchange Commission, National Association of Securities Dealers and the Sarbanes-Oxley Act. The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Members of the Audit Committee are "independent" as defined by the SEC and NASD standards.

The Audit Committee meets and holds discussions with management and the independent accountants, PricewaterhouseCoopers LLP ("PWC"). The Audit Committee has read and discussed the audited financial statements for fiscal year 2002 with management and the independent auditors. The Chief Executive Officer and the Chief Financial Officer have certified that, based on their knowledge, the financial statements and other financial information included in the annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company.

Discussions were also held with the independent accountants concerning matters required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received and reviewed the disclosures required by the Independence Standards Board Standard No.1 (Independence Discussions With Audit Committees) and has discussed the accountants's independence from the Company and its management.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors the inclusion of the audited financial statements in the Company's Annual Report for year ended December 31, 2002 on Form 10-K.

The Audit Committee has discussed with management and the independent accountants, independence issues regarding the following fees that were paid to PWC during fiscal year 2002 (amounts do not include normal out of pocket expenses incurred):

Audit Fees
•External Audit Fees	$289,396
Financial Information Systems Design and Implementation	0
All Other Fees
•Refund Anticipation Loan Agreed Upon Procedures Fees	$9,000
•Voluntary Employee Benefit Association Audit Fees	$10,000
•Income and Investment/401(k) Plan Audit Fees	$14,200
•Employee Stock Ownership Plan Audit Fees	$11,400
•Tax Compliance fees	$147,000

The Audit Committee has approved the above fees paid to PWC in 2002.

The Audit Committee recommended to the Board of Directors the appointment of PWC as the Company's independent accountants for the year 2003. The Board of Directors approved the appointment of PWC as the Company's independent accountants for the year 2003. Also, the Audit Committee has approved future non-audit tax services to be performed by PWC in 2003.

Pacific Capital Bancorp
Audit Committee

Richard Nightingale, Chairman
Richard Davis
Roger Knopf

Advisory Members:
Samuel Edwards, MD
Mary Lou Splittorf

Other Information

Certain Transactions

Some of our directors and the companies with which they are associated are our customers, and we expect to have banking transactions with them in the future. In our opinion, all loans and commitments to lend were made in the ordinary course of our business and were in compliance with applicable laws. Terms, including interest rates and collateral, were substantially the same as those prevailing for comparable transactions with other persons of similar creditworthiness.

In our opinion, these transactions did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 2002, to all directors and executive officers (including their related interests and members of their immediate family) was $4,173,415. We have a very strong policy regarding review of the adequacy and fairness of the banks' loans to its directors and officers.

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities Exchange Act of 1934, as amended, require that we disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors and executive officers. Based on review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to officers, directors and greater than ten-percent beneficial owners were timely filed except for one report.

Mr. Larson filed a timely report in April 2002 to report a sale of 2,500 shares in a deferred compensation account held in trust. In May, an additional 2,300 shares were sold by the trustee in this account and were inadvertently not reported. The transaction was reported on year-end Form 5.

Submission of Shareholder Proposals

We expect to hold our 2004 Annual Meeting on April 27, 2004. Shareholder proposals intended for inclusion in the Company's proxy statement and form of proxy for the 2004 annual meeting must be received in writing by the Secretary of the Company no later than November 15, 2003, and the proposal and proponent thereof must meet the requirements established by the Securities and Exchange Commission for shareholder proposals set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

In accordance with our Bylaws, shareholder proposals not intended to be included in the Company's proxy materials for the 2004 annual meeting must be received in writing by the Secretary of the Company not earlier than December 24, 2003 and not later than January 23, 2004 and must otherwise be a proper matter for shareholder action.

Shareholders are advised to review the Company's Bylaws, which contain specific requirements that must be complied with by any shareholder who wishes to properly present a proposal before an annual meeting. If you would like a copy of these provisions in our Bylaws, write to our executive office, c/o Corporate Secretary.

No shareholder proposals were submitted for consideration at the 2003 Annual Meeting.

Director Nominations

The Governance and Compensation Committee does not consider shareholder nominations for director's positions. However, our By-laws do provide procedures to nominate directors. Nominations may be made by the Board of Directors or by any shareholder who holds stock in the Company and is entitled to vote. Nominations for the 2004 Annual Meeting (other than those aproved by the Board) should be made in writing and mailed no earlier than March 3, 2004 and no later than April 8, 2004 to Pacific Capital Bancorp, P.O. Box 60839, Santa Barbara, California 93160-0839, Attention: Jay D. Smith, Corporate Secretary.

A written statement from the nominee is required consenting to serve as director if elected. Nominations must include the nominee's name, address, number of shares owned, and principal occupation, along with the name, address and number of shares owned by the nominating shareholder.

Solicitation Expenses

We reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Employees do not receive additional compensation for soliciting proxies.

Financial Materials

Shareholders may request free copies of our financial materials (annual report, and proxy statement/10-K) from Pacific Capital Bancorp, P.O. Box 60839, Santa Barbara. California 93160-0839, Attention: Carol Kelleher, Assistant Corporate Secretary. Our financial materials can also be found on our website at www.pcbancorp.com.

Exhibit A

BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER

Pursuant to Pacific Capital Bancorp's Bylaws, the Audit Committee:

  •
  Is appointed by the Board to examine the affairs of Pacific Capital Bancorp, Pacific Capital Bank N.A., Divisions of PCB N.A. and other affiliates in accordance with applicable regulatory requirements and to undertake activities in satisfaction of the duties imposed on the Audit Committee by Federal and State laws, the Securities & Exchange Commission and National Association of Securities Dealers.

  •
  Shall report the results of its work to the Board.

  •
  Has the ability to call upon other departments of the Company and to retain outside resources to assist in accomplishing its objectives.

RESPONSIBILITIES

The Board of Directors has delegated to the Audit Committee the following responsibilities:

  •
  Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

  •
  Be directly responsible for the selection, compensation and termination of the independent Certified Public Accountants (independent auditor), who shall report directly to the Audit Committee, and who is ultimately accountable to the Audit Committee and the Board. Evaluate the performance of the independent auditor.

  •
  Approve the scope, planning and staffing of external audit services; review significant accounting policies and adjustments recommended by the independent auditors and address any significant, unresolved disagreements between the independent auditors and management.

  •
  Review and discuss the annual audited financial statements with management and the independent auditors prior to publishing the annual report and filing the 10-K, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  •
  Review with management and the independent auditors the basis of all financial reports, including the 10-Q's, issued by the Company.

  •
  Retain outside legal counsel, accountants and other experts or consultants as it deems appropriate.

  •
  At least annually (1) obtain and review a report by the independent auditor describing the firm's internal quality control procedures; (2) review any material issue raised by the most recent internal quality control review; (3) assess the auditor's independence with respect to all relationships between the independent auditor and the Company.

  •
  The Audit Committee will discuss with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, and receive and discuss with the independent auditors disclosures regarding the auditors' independence as required by Independent Standards Board Standard No. 1.

  •
  Review with management and the independent auditors their assessments of the adequacy of internal controls, financial risk exposures and management's handling of identified material weaknesses and reportable conditions of internal controls.

  •
  Review with management and the independent auditors the Company's compliance with laws, regulations and its Code of Conduct.

  •
  Review the process for filing accurate and timely SEC and Call Reports.

  •
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Oversee the Internal Audit Department and the audits directed under its auspices and in consultation with management:

  1.
  Review internal audit department responsibilities, budget and staffing.

  2.
  Approve the selection, evaluation, compensation and termination of the Director of Internal Audit as well as engagements for the performance of audits and credit reviews performed by external sources.

  3.
  Approve the scheduling and scope of the annual internal audit plan to assure regular testing of the systems and controls associated with (a) preparing financial reports, (b) complying with laws and regulations, and (c) preventing management from overriding the internal control system or compromising the control environment and assuring the independence of the audit function.

  •
  Review regional branch system audits, business process audits, trust audits, information technology audits, loan review examinations and compliance activities of the Company.

  •
  Review with management the results of all Regulatory Reports of Examination and provide oversight of the work plan, which will bring the Company into compliance with regulatory recommendations in a timely manner.

  •
  Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

  •
  Establish procedures for the receipt by the Company of confidential, anonymous expressions of concern of employees regarding questionable accounting or auditing matters.

  •
  Establish policies for the Company in hiring employees of the independent auditor.

To carry out these responsibilities, the Committee oversees the activities and fosters the independence of the following entities:

  •
  External audit firms.

  •
  The internal audit department and external co-source audit firms.

  •
  External credit review firms.

The Committee assures the independence of the aforementioned as to their opinions, findings, and the prioritization of their annual work plan to the extent that the Committee has approved it. There is, however, recognition of the necessity for these resources to coordinate, consult, and be accountable to Executive Management of the Company on matters of internal controls and compliance, particularly as that coordination helps to meet the requirements of the Federal Deposit Insurance Corporation Improvement Act (FDICIA). In this regard, administrative reporting to the Company's Risk

Management Division is provided for the internal audit department and credit review firm. The Board of Directors has authorized management to design and maintain systems of internal controls and has directed the internal audit department to evaluate these systems.

QUALIFICATION OF COMMITTEE MEMBERS

The Committee shall be comprised of at least three (3) outside Directors who meet the following criteria:

  •
  Each member shall be independent of the management of the Company, as the Federal Deposit Insurance Corporation Improvement Act (FDICIA), Office of the Comptroller of Currency, Federal Reserve Board, the Securities & Exchange Commission and the National Association of Securities Dealers define such independence.

  •
  No member shall have borrowing relationships with the Pacific Capital Bank N.A. or Divisions of PCB N.A. which are of such size or importance to the member as to compromise the member's independence. Moreover, as a Director subject to Regulation "O" of the Federal Reserve Board, each member will also be subject to the limitations and restrictions on borrowings as defined in the credit policy of the Company.

  •
  Members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

  •
  No member shall be a large customer, director, employee or agent of, or otherwise represent, a large customer of the Company, as such terms are defined in applicable regulations or guidelines of the Office of the Comptroller of Currency, Federal Reserve and the National Association of Securities Dealers.

COMMITTEE STRUCTURE

The Committee shall be comprised of no fewer than three (3) voting members, none of whom are officers or employees of Pacific Capital Bancorp, Pacific Capital Bank N.A., Divisions of PCB N.A. or an affiliate thereof, and are independent of management.

The Chairman of the Boards, Presidents, Chief Financial Officer, Chief Risk Officer Director of Risk Management, Chief Credit Officer, General Counsel and the Director of Internal Audit of the Company have standing invitations to attend Committee meetings on a regular basis in an ex-officio capacity, and to participate in any discussion of the Committee, but are not eligible to vote on matters presented therein. Other members of management will be extended invitations for specific presentations at the pleasure of the Committee.

The Committee shall schedule an executive session at the conclusion of each of its meetings which will not include members of Senior Management unless otherwise invited by the Committee.

The Board of Directors shall designate a Chairman of the Audit Committee.

One (1) member, designated by the Committee, shall serve as Secretary of the Committee or, in the alternative, the Committee may utilize the services of an employee of the Company as Secretary to the Committee. Minutes of the meetings of the Committee shall be taken and maintained by the Secretary.

A quorum, constituting a majority of the voting members, shall be required for the Committee to conduct official business.

The Committee shall conduct six regularly scheduled meetings a year and four meetings to review the 10Q's and 10K. In addition, the Chairman may call such additional meetings as may be deemed necessary or appropriate.

DISCLAIMER OF LIABILITY

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to (a) plan or conduct audits of the Company's interim or annual financial statements or (b) determine that the Company's interim or annual financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditor. Similarly, it is not the responsibility of the Audit Committee to (i) conduct investigations, (ii) resolve disagreements, if any, between management and the Company's independent auditor or (iii) assure compliance with laws and regulations and the Company's Code of Conduct.

In performing its duties and responsibilities under this Charter, the Audit Committee is authorized to rely on the representations of management, the independent auditor, the Company's legal counsel and other professional advisors.

The Company shall indemnify the members of the Audit Committee against all reasonable expenses, including attorney's fees, incurred in connection with the defense of any action, suit, or proceeding, including any appeal therein, to which they may be a party by reason of any action taken or failure to act in connection with their performance of their duties under this Charter and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties.

PROXY

PACIFIC CAPITAL BANCORP
This Proxy is Solicited on Behalf of the Board of Directors
for use at the Annual Meeting on April 22, 2003.

By signing this proxy, you revoke all prior proxies and appoint David W. Spainhour, William S. Thomas, Jr. and Jay D. Smith, and each of them, as Proxy Holders, each with the power to act separately and to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of Pacific Capital Bancorp held of record by the undersigned on February 21, 2003, on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope or vote by phone (see instructions on reverse side).

        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

PACIFIC CAPITAL BANCORP

Annual Meeting of Shareholders

April 22, 2003
10:00 a.m.
Lobero Theatre
33 E. Canon Perdido
Santa Barbara, California

The Board of Directors recommends a vote FOR Items 1 and 2.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	Election of Directors:	01 Edward E. Birch 02 Richard M. Davis 03 Richard S. Hambleton, Jr. 04 Dale B. Hanst	05 D. Vernon Horton 06 Roger C. Knopf 07 Clayton C. Larson 08 Gerald T. McCullough	09 Richard A. Nightingale 10 Kathy J. Odell 11 David W. Spainhour 12 William S. Thomas, Jr.

		Vote FOR all nominees ☐	Vote WITHHELD from all nominees ☐

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right).			☐

2.	Shareholder ratification of Board of Directors' selection of PricewaterhouseCoopers LLP as independent certified public accountants.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
	Dated	, 2003

Signature

Signature if held jointly

Please sign exactly as name appears on this card. If stock is held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

^ FOLD AND DETACH HERE ^

Vote by Telephone or Mail
12 Hours a Day, 7 Days a Week

Telephone voting is available through 11PM Eastern Time
the day prior to the annual meeting day.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-435-6710		Mail
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.

DIRECTION CARD

Pacific Capital Bancorp Incentive & Investment and Salary Savings Plan
and Pacific Capital Bancorp Employee Stock Ownership Plan

To:	Cigna Retirement and Investment Services, Trustee for the Pacific Capital Bancorp Incentive & Investment and Salary Savings Plan, or

Pacific Capital Bank, N.A., Trustee for the Pacific Capital Bancorp Employee Stock Ownership Plan

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Pacific Capital Bancorp Common Stock held for my account in the Pacific Capital Bancorp Incentive & Investment and Salary Savings Plan and/or the Employee Stock Ownership Plan (the "Plans") at the Annual Meeting of Shareholders of Pacific Capital Bancorp to be held on April 22, 2003, or any adjournment thereof, as follows:

To vote in accordance with the Board of Directors' recommendations, check the boxes FOR each proposal listed on the other side, then sign, date and return this card. Please vote in accordance with the instructions on the reverse side of this card by April 18, 2003. If you do not properly vote by that date, the Trustees for the Plans will vote your shares at their discretion.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope or vote by phone (see instructions on reverse side).

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

PACIFIC CAPITAL BANCORP

Annual Meeting of Shareholders

April 22, 2003
10:00 a.m.
Lobero Theatre
33 E. Canon Perdido
Santa Barbara, California

The Board of Directors recommends a vote FOR Items 1 and 2.										Please Mark Here for Address Change or Comments SEE REVERSE SIDE		☐

1.	Election	01	Edward E. Birch	05	D. Vernon Horton	09	Richard A. Nightingale	2.	Shareholder ratification	FOR	AGAINST	ABSTAIN
	of	02	Richard M. Davis	06	Roger C. Knopf	10	Kathy J. Odell		of Board of Directors'	☐	☐	☐
	Directors:	03	Richard S. Hambleton, Jr.	07	Clayton C. Larson	11	David W. Spainhour		selection of
		04	Dale E. Hanst	08	Gerald T. McCullough	12	William S. Thomas, Jr.		PricewaterhouseCoopers LLP as independent certified public accountants.

		Vote FOR all nominees ☐		Vote WITHHELD from all nominees ☐

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right).				☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

									Date			2003

									Signature

									Signature if held jointly

									Please sign exactly as name appears on this card. If stock is held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

^ FOLD AND DETACH HERE ^

Vote by Telephone or Mail
12 Hours a Day, 7 Days a Week

This voting instruction card must be signed, dated, and received by
Mellon Investor Services by 5:00 p.m. Eastern Standard Time on April 18, 2003.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-435-6710		Mail
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

Table of Contents
Board and Committee Meetings
Beneficial Ownership Table
Summary Compensation Table (as of December 31, 2002)
Option Grants Table (as of December 31, 2002)
Aggregated Option Exercises in Last Fiscal Year and FY-End Options Values Table
Exhibit A